United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

CINGULATE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CINGULATE INC.
1901 W. 47th Place

Kansas City, Kansas 66205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 8, 2022

To the Stockholders of Cingulate Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Cingulate Inc. (the “Company”) will be held on June 8, 2022, beginning at 10:00 a.m. Central Time. The Annual Meeting will be held solely in a virtual meeting format online at www.meetnow.global/MPQLHZL. You will not be able to attend the Annual Meeting at a physical location. If you plan to attend the Annual Meeting, please review and follow the instructions in the “General Information” section of the accompanying proxy statement. At the Annual Meeting, stockholders will act on the following matters:

●	To elect Patrick Gallagher and Peter J. Werth as Class I directors to hold office until our annual meeting of stockholders to be held in 2025 and until their successors have been duly elected;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

●	To consider any other matters that may properly come before the Annual Meeting or any adjournment of postponement thereof.

Only stockholders of record at the close of business on April 13, 2022 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours ten (10) days before the Annual Meeting at the Company’s principal place of business located at 1901 W. 47th Place, Kansas City, Kansas 66205 and on the date of the Annual Meeting, on the virtual platform for the meeting at www.meetnow.global/MPQLHZL.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by telephone or the Internet or by completing and returning your proxy card in the envelope provided. If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2022.

Our proxy materials, including our Proxy Statement for the 2022 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2021 and proxy card are available on the Internet at www.envisionreports.com/CING. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Craig S. Gilgallon
Craig S. Gilgallon
Executive Vice President, General Counsel and Secretary
April 22, 2022
Kansas City, Kansas

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CINGULATE INC.
1901 W. 47th Place

Kansas City, Kansas 66205

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement contains information related to our Annual Meeting of Stockholders to be held on June 8, 2022 at 10:00 a.m. Central Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed (the “Annual Meeting”). The enclosed proxy is solicited by the Board of Directors (the “Board”) of Cingulate Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 22, 2022.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 8, 2022, at 10:00 a.m., Central Time, in a virtual meeting format online at www.meetnow.global/MPQLHZL, and at any adjournment or postponement thereof. You will not be able to attend the Annual Meeting at a physical location. If you plan to attend the Annual Meeting, please review the instructions under “How can I attend and vote at the Annual Meeting?” below.

What is the purpose of the Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect Patrick Gallagher and Peter J. Werth as Class I directors to hold office until our annual meeting of stockholders to be held in 2025 and until their successors have been duly elected;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

●	To consider any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the Board’s recommendations?

The Board recommends you vote:

●	FOR the election of Patrick Gallagher and Peter J. Werth as Class I directors to hold office until our annual meeting of stockholders to be held in 2025 and until their successors have been duly elected; and

●	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners, which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

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Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 13, 2022, are entitled to receive notice of, and to vote the shares of common stock that they held on that date at, the Annual Meeting, or any adjournment or postponement thereof. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 11,309,412 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of our common stock outstanding on the record date will constitute a quorum for the Annual Meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How can I attend and vote at the Annual Meeting?

For registered stockholders: If on the record date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting, vote, and submit questions during the Annual Meeting by visiting www.meetnow.global/MPQLHZL at the meeting date and time. We encourage you to access the meeting prior to the start time. Online access will begin at 9:45 a.m., Central Time. To access the Annual Meeting, you will need the 15-digit control number located in the shaded bar on the proxy card.

For beneficial owners: If on the record date your shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Central Time, on June 3, 2022. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MPQLHZL and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/MPQLHZL and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

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Do I need to attend the Annual Meeting?

No. It is not necessary for you to attend the virtual Annual Meeting in order to vote your shares. You may vote by telephone, through the Internet or by mail, as described in more detail below.

How do I vote my shares without attending the Annual Meeting?

Stockholder of record: shares registered in your name. If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting in any of the following ways:

By Telephone or via the Internet. You can submit a proxy to vote your shares by telephone or via the Internet by following the instructions on the enclosed proxy card. Proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Central Time, on the day before the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number.

By Mail. You can submit a proxy to vote your shares by mail if you received a printed proxy card by completing, signing, dating and promptly returning your proxy card in the postage-prepaid envelope provided with the materials. Proxies submitted by mail must be received by the close of business on June 7, 2022 in order to ensure that your vote is counted.

To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone following the instructions on the enclosed proxy card promptly. If you are submitting your proxy by telephone or through the Internet, your voting instructions must be received by 11:59 p.m., Central Time on the day before the Annual Meeting.

Submitting your proxy by mail, by telephone or through the Internet will not prevent you from casting your vote at the Annual Meeting. You are encouraged to submit a proxy by mail, by telephone or through the Internet even if you plan to attend the Annual Meeting via the virtual meeting website to ensure that your shares are represented at the Annual Meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted (1) “FOR” the election of Patrick Gallagher and Peter J. Werth as Class I directors, (2) “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022, (3) “FOR” the approval of the proposal to adjourn the Annual Meeting if necessary or appropriate and (4) in accordance with the proxy holders’ best judgment as to any other business that properly comes before the Annual Meeting.

Beneficial owner: shares registered in the name of bank, broker or other nominee. If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received voting instructions from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your bank, broker or other nominee. Follow the instructions from your broker, bank or other nominee included with this proxy statement, or contact your bank, broker or other nominee to request a proxy form.

Even if you plan to attend the Annual Meeting live via the Internet, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting live via the Internet.

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May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the Internet?

Yes. You may revoke your proxy or change your vote at any time before the proxy is exercised at the Annual Meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to the Company’s Secretary, Craig S. Gilgallon, at Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205. You may also revoke your proxy or change your vote by submitting another proxy by telephone or through the Internet in accordance with the instructions on the enclosed proxy card. You may also submit a later-dated proxy card relating to the same shares. If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the Internet. Alternatively, your proxy may be revoked or changed by attending the Annual Meeting via the virtual meeting website and voting at the meeting by following the internet voting instructions on your proxy card. However, simply attending the Annual Meeting without voting will not revoke or change your proxy. “Street name” holders of shares of our common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of one-third of our common stock outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

●

With respect to the first proposal (election of directors, “Proposal 1”), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

●	With respect to the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022 (“Proposal 2”) and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

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What is a “broker non-vote”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

The election of directors (proposal 1) is generally not considered to be a “routine” matter and brokers are not permitted to vote on these matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (proposal 2) is generally considered to be a “routine” matter, and hence your brokerage firm may be able to vote on proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

Who will count the votes?

Our transfer agent, Computershare, will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?

The Company will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by our Board. Our Board has fixed the number of directors at seven, and we currently have seven directors serving on the Board.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class must consist, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board. Each class of directors shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such class of directors was elected; provided, that each director initially assigned to Class I shall serve for a term expiring at the 2022 annual meeting of stockholders; each director initially assigned to Class II shall serve for a term expiring at the 2023 annual meeting of stockholders; and each director initially assigned to Class III shall serve for a term expiring at the 2024 annual meeting of stockholders; provided further, that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, disqualification, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, disqualification, resignation or removal.

Messrs. Gallagher and Werth have been nominated by the Board to stand for election. As the directors assigned to Class I, the current term for each of Messrs. Gallagher and Werth will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Messrs. Gallagher and Werth will each serve for a term expiring at the annual meeting of stockholders to be held in 2025 subject to the election and qualification of his successor or until his earlier death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named below. The nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of the nominees named below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the director name, class, age as of March 28, 2022, and other information for each member of our Board:

Name	Class	Age	Director Since	Current Term Expires	Expiration of Term For Which Nominated	Skills and Experience
Patrick Gallagher	I	57	2014	2022	2025	Life Sciences, Finance and Capital Raising
Peter J. Werth	I	83	2018	2022	2025	Life Sciences, International Markets, Commercialization, Product Development, Manufacturing and Corporate Development
Jeff Conroy	II	56	2018	2023		Life Sciences, Finance, International Markets, Product Development, Sales & Marketing and Corporate Development
Gregg Givens	II	61	2021	2023		Finance, Accounting, Capital Raising, International Markets and Corporate Development
Curt Medeiros	II	46	2021	2023		Life Sciences, International Markets and Commercialization
Jeff Hargroves	III	55	2018	2024		Life Sciences, Finance, Capital Raising, International Markets, Product Development, Commercialization and Corporate Development
Shane J. Schaffer	III	47	2012	2024		Life Sciences, Commercialization, Product Development, Clinical and CEO

Class I Nominees for Election for a Term Expiring at the 2025 Annual Meeting

Patrick Gallagher, MBA, CFA has served as a member of our Board of Directors since January 2014. Mr. Gallagher has served as Senior Managing Director at Laidlaw & Co., and as Managing Partner at Laidlaw Venture Partners, since September 2014. Since January 2018, he has also served as the Chief Executive Officer and as a member of the Board of Directors of Voltron Therapeutics, a privately held biotechnology company. Mr. Gallagher also serves as the Chief Executive Officer and a member of the Board of Directors at PD Theranostics, Inc. positions he has held since April 2018, and has served as Treasurer of Aerwave Medical, Inc. since November 2020. Prior to his current roles, Mr. Gallagher was a founding partner and Chief Executive Officer of BDR Research Group, LLC, from July 2001 through October 2010. Previously, he served as a Management Consultant for CHD Bioscience, Inc. from July 2012 through August 2014. He has served a member of the Board of Directors of BioSig Technologies, Inc. (NASDAQ: BSGM) since July 2014, Evermore Global since June 2015, and Algorithm Sciences, Inc. since May 2019. Mr. Gallagher earned his Master in Business Administration from Penn State University and his Bachelor of Science in Finance from the University of Vermont. We believe that Mr. Gallagher’s extensive experience in the life sciences industry qualifies him to serve on our Board of Directors.

Peter J. Werth has served on our Board of Directors since June 2018. Mr. Werth is Founder and Chief Executive Officer of ChemWerth Inc., a full-service generic drug development and supply company providing Active Pharmaceutical Ingredients to regulated markets worldwide. Mr. Werth previously served as Vice President at Ganes Chemicals, a subsidiary of Siegfried Chemicals, from March 1975 through May 1982. From 1965 through 1975, Mr. Werth worked in Research and Development for Upjohn Pharmaceuticals, now Pfizer (NYSE: PFE). In addition to serving on the Board of Cingulate, Mr. Werth serves on the Board of Directors of VM Pharma LLC since December 2010, VM Therapeutics LLC since May 2012, Alopexx Vaccines LLC since June 2012, Altos Therapeutics LLC since December 2012, VM Oncology LLC since August 2014, Nuance Designs of CT LLC since January 2015, Perseus Science Group LLC since January 2015, Alzeca Biosciences, Inc. since July 2017, Likarda LLC since August 2017, Techtona LLC since September 2017, Bright Path Pharma/Labs since November 2017, MedRhythms LLC since June 2018 and Bastion Healthcare LLC since September 2020. He earned his Master of Science in Organic Chemistry from Stanford University and his Bachelor of Science in Chemistry and Math from Fort Hays State University. We believe that Mr. Werth’s extensive experience in the life sciences industry and his knowledge in business and international markets qualifies him to serve on our Board of Directors.

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Class II Directors Continuing in Office until the 2023 Annual Meeting

Jeff Conroy has served on our Board of Directors since May 2018. Mr. Conroy currently serves as the Chairman and Chief Executive Officer of Embody, Inc., a medical device company he co-founded in April 2014. He also has served as a Director of Odyssey Group International, Inc. (OTC: ODYY) since January 2020. Mr. Conroy was the Managing Director of Windward Investments from May 2012 through December 2019. Previously, he was the Managing Director of Adjuvant Partners from January 2000 through May 2012. Mr. Conroy is a Director and Past Chairman of the Virginia Biotechnology Association and serves on the Virginia Bioscience Healthcare Research Corporation’s (VBHRC) Board of Directors. Mr. Conroy holds a Bachelor of Science in Business Administration from Providence College. We believe that Mr. Conroy’s experience in the life sciences industry and his knowledge in financial and corporate development qualifies him to serve on our Board of Directors.

Gregg Givens has served on our Board of Directors since July 2021. Mr. Givens currently serves as the Chief Financial Officer at Park University, a position he has held since March 2020. From November 2018 to November 2021, Mr. Givens served as a member of the Board of Directors of Excel Industries, Inc. Previously, Mr. Givens served as a member of the Board of Directors at Asurion, Inc. from January 2006 to July 2007. From May 1996 through April 2018, Mr. Givens served in various positions at DST Systems, Inc. (NYSE: DST), including as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Givens received his Bachelor of Science in Accountancy from the University of Missouri and is a Certified Public Accountant. We believe Mr. Givens’ extensive financial and accounting experience qualifies him to serve on our Board of Directors.

Curt Medeiros, MBA has served on our Board of Directors since July 2021. Since January 2022, Mr. Medeiros has served as the Chief Executive Officer and a board member of Ovation.io, Inc., a software and data company in the laboratory and life sciences industry. He has served as a Strategic Advisor to HealthRhythms and DermTech since June 2021. Mr. Medeiros served as the President and Chief Operating Officer at Ontrak, Inc., from December 2019 through June 2021 (NASDAQ: OTRK). From June 2010 to November 2019, he served in various positions at UnitedHealth Group, including President of UnitedHealth Group subsidiaries OPTUM Analytics and OPTUM Life Sciences. Mr. Medeiros received his Bachelor of Science in Chemical Engineering from Massachusetts Institute of Technology and his Master in Business Administration from Harvard Business School. We believe Mr. Medeiros’ extensive experience in the life sciences industry qualifies him to serve on our Board of Directors.

Class III Directors Continuing in Office until the 2024 Annual Meeting

Jeff Hargroves has served as a member of our Board of Directors since June 2018. In July 2001, Mr. Hargroves founded ProPharma Group, at which he served as a Board Member through its sale in September 2020. He served as President and Chief Executive Officer of ProPharma Group from its inception until May 2018. Previously, he served as the Director of Production at Ivy Animal Health (subsidiary of Elanco) from 1999 through 2001, and prior to that, as a Director of ALZA (subsidiary of Johnson and Johnson) from 1996 through 1999. Mr. Hargroves earned both his Bachelor of Science in Computer Engineering and Bachelor of Science in Electrical Engineering from the University of Missouri. We believe that Mr. Hargroves’ experience in product launch and commercialization in the pharmaceutical industry and his extensive knowledge in financial management and corporate development qualifies him to serve on our Board of Directors.

Shane J. Schaffer, PharmD co-founded Cingulate in 2012 and has since served as its Chief Executive Officer and Chairman of the Board of Directors. Prior to his work at Cingulate, Dr. Schaffer served as the Managing Director of Sabre Scientific Solutions, from July 2009 through December 2012. Previously, Dr. Schaffer worked as a Director of National Accounts at Pri-Med Access from September 2008 through May 2009, Senior Marketing at Sanofi from February 2004 through December 2007, and as a Marketing Manager at Novartis from June 2001 through October 2003. From July 1999 through June 2001, he served as Chief Fellow of the Rutgers Pharmaceutical Industry Fellowship Program and was Senior Fellow at Warner Lambert/Parke Davis and Pfizer. From June 1997 to July 1999, he worked as a clinical research associate at Hoechst Marion Roussel. Dr. Schaffer has 25 years’ experience in drug development, commercialization and biotech commercial operation. Dr. Schaffer received his Doctor of Pharmacy from The University of Kansas School of Pharmacy. We believe that Dr. Schaffer’s extensive knowledge of the pharmaceutical industry, his clinical and commercial background in a wide range of therapeutic areas, and his experience serving as our Chief Executive Officer, qualifies him to serve on our Board of Directors.

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Board Membership Diversity

In accordance with Nasdaq’s new Board Diversity Rules (Rule 5605(f) and Rule 5606), the following Board Diversity Matrix presents our Board diversity statistics. The minimum diversity objective for small reporting companies listed on the Nasdaq Capital Market on or after August 6, 2021 is two diverse directors by August 6, 2026 or two years from the date of listing, whichever is later, including one who self-identifies as female, and one who self-identifies as either female, an underrepresented minority or LGBTQ+. “Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities. “Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander. Our Board does not currently include any diverse directors; however, we intend to have at least two diverse directors by the August 6, 2026, the deadline set forth in the Nasdaq rules.

Board Diversity Matrix (As of April 22, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	6	-	1
Part II: Demographic Background
African American or Black	-	-	-
Alaskan Native or Native American	-	-	-
Asian	-	-	-
Hispanic or Latinx	-	-	-
Native Hawaiian or Pacific Islander	-	-	-
White	-	6	-
Two or More Races or Ethnicities	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	1

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Director Composition

Our Board currently consists of seven members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal.

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines, a copy of which can be found in the “Corporate Governance—Governance Documents” section of the “Investors” page of our website located at www.cingulate.com. Among the topics addressed in our Corporate Governance Guidelines are:

- Board size, independence and qualifications	- Communications with directors
- Executive sessions of independent directors	- Interaction with investors and others
- Board leadership structure	- Board access to senior management
- Selection of new directors	- Board access to independent advisors
- Director orientation and continuing education	- Board self-evaluations
- Limits on board service	- Board meetings
- Change of principal responsibilities	- Meeting attendance by directors and non-directors
- Term limits	- Meeting materials
- Director responsibilities	- Board committees, responsibilities and independence
- Director compensation	- Succession planning
- Stock ownership	- Risk management

Board and Committee Meetings

During 2021, our Board met once. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee did not meet during 2021, as our IPO closed on December 10, 2021. Each of the incumbent directors attended at least 75% of the total of the meetings of the Board during 2021.

Director Attendance at Annual Meeting of Stockholders

This is our first annual meeting of stockholders since our IPO. Board members are encouraged to attend all stockholder meetings.

Executive Sessions

Non-employee directors meet regularly (a minimum of two times per year) in executive session without management present. Currently, all non-employee directors, except Patrick Gallagher, are independent. The non-employee directors in attendance determine which member will preside at the executive session.

Director Independence

Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that Jeff Conroy, Gregg Givens, Jeff Hargroves, Curt Medeiros, and Peter J. Werth are “independent directors” as such term is defined by Nasdaq Marketplace Rule 5605(a)(2). Due to Laidlaw & Company (UK) Ltd. acting as co-lead book-running underwriter for our IPO and Patrick Gallagher’s position as Senior Managing Director at Laidlaw & Co and as Managing Partner at Laidlaw Venture Partners, our Board determined that Mr. Gallagher is not an independent director. In addition, Shane Schaffer is not an independent director due to his position as Chief Executive Officer of the Company.

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Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board, which can be found in the “Corporate Governance—Committee Charters” section of the “Investors” page of our website located at www.cingulate.com.

Audit Committee. Our Audit Committee consists of Gregg Givens, Curt Medeiros, and Jeff Hargroves, with Gregg Givens serving as the Chairman of the Audit Committee. Our Board has determined that the three directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Gregg Givens qualifies as an audit committee financial expert within the meaning of SEC regulations and the Nasdaq Marketplace Rules.

The Audit Committee’s primary responsibilities are to (i) oversee and monitor our financial reporting process, internal control system and disclosure controls and procedures, (ii) review and evaluate the audit performed by our registered independent public accountants and report to the Board any substantive issues found during the audit; (iii) oversee communication among our registered independent public accountants, senior management and the Board; (iv) appoint, compensate and oversee the work of our registered independent public accountants; (v) oversee compliance with legal and regulatory requirements; (vi) review and approve all related party transactions; and (vii) oversee compliance with our Code of Business Conduct and Ethics.

Compensation Committee. Our Compensation Committee consists of Jeff Conroy, Gregg Givens, and Peter J. Werth, with Jeff Conroy serving as the Chairman of the Compensation Committee. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee’s primary responsibilities are to review and approve all forms of non-equity and equity-based compensation of our executive officers and directors and to administer our equity-based compensation plans. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and evaluates performance in light of the goals and objectives.

Compensation Consultant

In accordance with its authority to retain consultants and advisors, and in connection with our IPO, the Compensation Committee has directly engaged Pay Governance LLC to provide executive and director compensation consulting services to the Compensation Committee. In 2021, Pay Governance LLC provided services to the Compensation Committee, which included providing information and data on current trends and developments in executive and director compensation, establishing a peer group, analyzing benchmarking data for our peer group and establishing an equity incentive plan. The Compensation Committee evaluated whether any of the work performed by Pay Governance LLC during 2021 raised any conflict of interest and determined that it did not.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Jeff Hargroves, Jeff Conroy, and Curt Medeiros, with Jeff Hargroves serving as the Chairman of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards. The Nominating and Corporate Governance Committee (i) identifies, reviews the qualifications of, and recommends to the Board individuals to be elected to the Board and (ii) considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. The Nominating and Corporate Governance Committee also oversees the annual evaluation of the Board and its committees.

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Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

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Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All stockholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

●	the name and address of the stockholder and the beneficial owner, if any;

●	a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the meeting upon such nomination and intends to appear in person or by proxy at the meeting to propose such nomination;

●	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

●	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure

The Board believes that it should have the flexibility to make determinations as to whether the same individual should serve as both the Chief Executive Officer and the Chairman of the Board, taking into account changing needs and circumstances of both the Company and the Board over time. In determining the appropriate leadership structure, the Board considers, among other things, the current composition of the Board, the role of the Lead Independent Director, if any, and challenges and opportunities specific to the Company. Currently, the Chief Executive Officer and Chairman positions are held by Shane J. Schaffer. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of Cingulate and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate given the efficiencies of having a single individual fulfill both roles, the benefit of having a single source of leadership and authority for the Board, and Dr. Schaffer’s extensive knowledge of all aspects of Cingulate, our business and risks.

Role of Board in Risk Oversight Process

While management is responsible for assessing and managing our risks, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to financial risk is handled. In accordance with those policies, our Board and the Board committees shall have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees financial and cybersecurity risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

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Stockholder Communications

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of our Secretary, Craig S. Gilgallon, at Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205. Our Secretary will forward the communication to the appropriate director or directors.

Code of Business Conduct and Ethics

Our Board adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to our employees, officers and directors. A copy of the Code of Conduct is posted on the Corporate Governance section of the Investor Relations page of our website, which is located at www.cingulate.com/investors. We intend to disclose future amendments to certain provisions of the Code of Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Our Board has adopted a Statement of Company Policy on Insider Trading and Policy Regarding Special Trading Procedures, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers with their respective ages as of March 28, 2022:

Name	Age	Position

Shane J. Schaffer, PharmD	47	Chief Executive Officer and Chairman of the Board
Louis G. Van Horn, MBA	63	Executive Vice President and Chief Financial Officer
Laurie A. Myers, PhD	65	Executive Vice President and Chief Operating Officer
Craig S. Gilgallon, Esq.	50	Executive Vice President, General Counsel and Secretary
Raul R. Silva, MD	64	Executive Vice President and Chief Science Officer
Matthew Brams, MD	58	Executive Vice President and Chief Medical Officer

See page 10 of this Proxy Statement for Mr. Schaffer’s biography.

Louis G. Van Horn, MBA has served as our Executive Vice President and Chief Financial Officer since May 2017. He previously served as a consultant with Tarsus CFO Services, LLC from December 2016 to May 2017. From December 2004 through June 2016, Mr. Van Horn served as Executive Vice President and Chief Financial Officer of Store Financial Services, LLC. Previously, Mr. Van Horn served as Vice President and Comptroller of Kansas City Southern (NYSE: KSU) from June 1988 to December 2003. He previously held financial positions at Yellow Freight Systems and PricewaterhouseCoopers. Mr. Van Horn received his Master of Business Administration from the University of Missouri – Kansas City, and a Bachelor of Arts in Accounting from Westminster College. Mr. Van Horn is a Certified Public Accountant.

Laurie A. Myers, PhD, MBA has served as our Executive Vice President and Chief Operating Officer since April 2018 and previously served as a member of our Board of Directors from June 2013 through April 2018 and as our Senior Vice President of Operations from November 2017 to April 2018. Dr. Myers also serves as a Member of the Board of Advisors of Linea System, LLC, a position she has held since September 2020. Dr. Myers previously served as the Head of Marketing of Fidia Pharma USA Inc., a wholly owned subsidiary of Fidia Farmaceutici from September 2014 through November 2017. Dr. Myers was an Adjunct Professor at the College of New Jersey School of Business from January 2012 through December 2014, and served as President and a Member of the Board of the Hallett David Strategic Group from January 2010 through September 2014. Dr. Myers received her Doctor of Philosophy in Toxicology from Rutgers Medical School and Rutgers School of Pharmacy, her Masters in Business Administration from St. Joseph’s University and her Master of Science and Bachelor of Science from the University of Scranton.

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Craig S. Gilgallon, Esq. co-founded Cingulate in 2013 and has served as our Executive Vice President, General Counsel and Board Secretary since our inception. Previously, he served as our Director of Operations from March 2017 through November 2017. Since 2012, Mr. Gilgallon has served as a partner at the law firm of Pawar Gilgallon & Rudy, LLC. Prior to that, he served as the owner of the Law Office of Craig S. Gilgallon from October 2004 through August 2012. Mr. Gilgallon received his Juris Doctor from the Thomas Jefferson School of Law and his Bachelor of Science from Ithaca College.

Raul R. Silva, MD co-founded Cingulate in 2013 and has served as our Executive Vice President and Chief Science Officer since January 2018. He has been in private practice since 2009. Previously, Dr. Silva served as Executive Director of Rockland Children’s Psychiatric Center from 2006-2009. He also served as Vice Chairman of The New York University Child Study Center 2005 through 2009. Dr. Silva served as Deputy Director of Child Psychiatry at Bellevue Hospital Center from 1999 through 2006. Prior to that, he was Director of Child and Adolescent Psychiatry at St. Luke’s/Roosevelt Hospital in New York City from 1995 through 1990. He completed his fellowship in child and adolescent psychiatry at Columbia University’s St. Luke’s/Roosevelt Hospital Center in 1990 Dr. Silva completed a psychopharmacology research fellowship at New York University Medical Center. Dr. Silva is board certified in general, child and adolescent psychiatry. Dr. Silva received his Doctor of Medicine degree from Ross University and his Bachelor of Science in Biology from Fairleigh Dickinson University.

Matthew N. Brams, MD co-founded Cingulate in 2013 and has served as our Executive Vice President and Chief Medical Officer since January 2018 and served as a director of Cingulate from January 2018 through July 2021. Dr. Brams served as a Principal of Bayou City Research, a position he held from April 1999 to January 2021. Prior to that, he served as a consultant medical director and/or admitting Psychiatrist at numerous medical facilities including Taylor Recover Center (April 2019 to present); Lakeview Health Rehabilitation Center (2018-2019); The Parc, Houston Tx (2012-2015); GeroPsych Unit Gulf Coast Hospital (2009-Present). Dr. Brams has been integral to the research teams for all the major pharmaceutical companies participating in the ADHD clinical arena. Dr. Brams completed residency and fellowship at Baylor College of Medicine in adult and child psychiatry, respectively. He is Board certified in Adult and Child Psychiatry (1994) and is an acting Senior Board Examiner for the American Board of Psychiatry and Neurology. He received his Doctor of Medicine from The University of Texas Science Center and his Bachelor of Arts in Biology from the University of Texas.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following tables and accompanying disclosure set forth information about the compensation earned by our named executive officers during 2021. Our named executive officers include our principal executive officer and the three most highly-compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2021 as set forth below:

●	Shane J. Schaffer, Chief Executive Officer and Chairman of the Board;

●	Laurie A. Myers, Executive Vice President and Chief Operating Officer;

●	Louis G. Van Horn, Executive Vice President and Chief Financial Officer; and

●	Craig S. Gilgallon, Esq., Executive Vice President, General Counsel and Secretary.

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SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Shane J. Schaffer,	2021	475,000	-	3,000	920,799	-	-	1,398,799
Chairman and CEO	2020	275,000	-	-	-	-	-	275,000

Laurie A. Myers	2021	400,000	-	3,000	345,302	-	-	748,302
EVP and COO (3)

Louis G. Van Horn,	2021	380,000	-	3,000	345,302	-	-	728,302
EVP and CFO	2020	238,499	-	-	-	-	-	238,499

Craig S. Gilgallon	2021	380,000	-	3,000	345,302	-	-	728,302
EVP, GC and Secretary	2020	235,000	-	-	-	-	-	235,000

(1)	In April 2021, we granted 22,507 Class C profits interests (PIUs) to each named executive officer. These PIUs were intended to constitute profits interests for U.S. federal income tax purposes. We accounted for these awards under ASC Topic 718, Compensation – Stock Compensation (FASB ASC Topic 718), as equity classified awards. In connection with the Reorganization Merger, all outstanding PIU’s were exchanged for shares of Cingulate common stock. The exchange of PIU’s for common stock created a modification of the terms, character and rights of the PIU’s and achievement of performance was considered probable. This resulted in the Company recognizing a noncash modification charge, which charge was calculated based on the Company’s assessment of the fair value of the shares of Cingulate common stock on the date of the modification. The dollar value reflected in the table above reflects the fair value of the PIUs granted in 2021. See Note 8 to our consolidated financial statements for the year ended December 31, 2021 for additional information.

During 2020, we granted PIUs to the named executive officers. These PIUs were intended to constitute profits interests for U.S. federal income tax purposes. As the future achievement of the thresholds and targets to achieve payout of the PIUs was not deemed probable, the PIUs were determined to have zero value as of the date of grant. See Note 8 to our consolidated financial statements for the year ended December 31, 2021 for additional information.

(2)	The amounts reflect the grant date fair value of the non-qualified stock option awards on December 7, 2021, in accordance with FASB ASC Topic 718. The fair market value of the option awards was determined using the Black-Scholes Model. See Note 10 to our consolidated financial statements for the year ended December 31, 2021 for the assumptions used in calculating the grant date fair value of the option awards.

(3)	Ms. Myers was not a named executive officer in 2020; therefore, compensation information is not presented for that year.

Employee Benefit Plans

We currently provide broad-based health and welfare benefits that are available to all of our employees, including our named executive officers, including medical, dental, and vision insurance.

401(k) Plan

We sponsor a 401(k) savings plan (the “401(k) Plan”) for all eligible employees. Under the 401(k) Plan, we do not make matching contributions into the 401(k) Plan other than the annual required safe harbor match.

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Employment Arrangements with our Named Executive Officers

Shane J. Schaffer

On September 23, 2021, we entered into an employment agreement with Dr. Schaffer. Under the terms of Dr. Schaffer’s employment agreement, he holds the position of Chief Executive Officer and receives a base salary of $475,000 annually. In addition, Dr. Schaffer is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Dr. Schaffer’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Dr. Schaffer’s individual performance. Pursuant to the terms of his employment agreement, Dr. Schaffer is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Dr. Schaffer’s employment at any time without cause upon providing written notice to Dr. Schaffer, and Dr. Schaffer may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Dr. Schaffer’s employment agreement).

If Dr. Schaffer’s employment is terminated by the Company without cause or by Dr. Schaffer for Good Reason, Dr. Schaffer will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one and one half (1 ½) times Dr. Schaffer’s base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Dr. Schaffer, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Dr. Schaffer’s employment is terminated by the Company without cause or by Dr. Schaffer for Good Reason within twelve (12) months of a Change of Control, Dr. Schaffer will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to two (2) times Dr. Schaffer’s base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Dr. Schaffer shall become vested and exercisable as of the date of termination for the remainder of their full term.

Laurie A. Myers

On September 23, 2021, we entered into an employment agreement with Ms. Myers. Under the terms of Ms. Myers’ employment agreement, she holds the positions of Executive Vice President and Chief Operating Officer and receives a base salary of $400,000 annually. In addition, Ms. Myers is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Ms. Myers’ annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Ms. Myers’ individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of her employment agreement, Ms. Myers is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

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We may terminate Ms. Myers’ employment at any time without cause upon providing written notice to Ms. Myers, and Ms. Myers may terminate her employment at any time for any reason, including for Good Reason (as that term is defined in Ms. Myers’ employment agreement).

If Ms. Myers’ employment is terminated by the Company without cause or by Ms. Myers for Good Reason, Ms. Myers will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Myers’ base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Ms. Myers, which would have vested if she had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Ms. Myers’ employment is terminated by the Company without cause or by Ms. Myers for Good Reason within twelve (12) months of a Change of Control, Ms. Myers will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Myers’ base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Ms. Myers shall become vested and exercisable as of the date of termination for the remainder of their full term.

Louis G. Van Horn

On September 23, 2021, we entered into an employment agreement with Mr. Van Horn. Under the terms of Mr. Van Horn’s employment agreement, he holds the positions of Executive Vice President and Chief Financial Officer and receives a base salary of $380,000 annually. In addition, Mr. Van Horn is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Mr. Van Horn’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Van Horn’s individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Van Horn is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Mr. Van Horn’s employment at any time without cause upon providing written notice to Mr. Van Horn, and Mr. Van Horn may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Mr. Van Horn’s employment agreement).

If Mr. Van Horn’s employment is terminated by the Company without cause or by Mr. Van Horn for Good Reason, Mr. Van Horn will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Van Horn’s base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Mr. Van Horn, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Mr. Van Horn’s employment is terminated by the Company without cause or by Mr. Van Horn for Good Reason within twelve (12) months of a Change of Control, Mr. Van Horn will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Van Horn’s base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Mr. Van Horn shall become vested and exercisable as of the date of termination for the remainder of their full term.

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Craig S. Gilgallon, Esq.

On September 23, 2021, we entered into an employment agreement with Mr. Gilgallon. Under the terms of Mr. Gilgallon’s employment agreement, he holds the positions of Executive Vice President and General Counsel and receives a base salary of $380,000 annually. In addition, Mr. Gilgallon is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Mr. Gilgallon’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Gilgallon’s individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Gilgallon is also eligible to participate in all incentive and deferred compensation programs, and other executive retirement plans available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Mr. Gilgallon’s employment at any time without cause upon providing written notice to Mr. Gilgallon, and Mr. Gilgallon may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Mr. Gilgallon’s employment agreement).

If Mr. Gilgallon’s employment is terminated by the Company without cause or by Mr. Gilgallon for Good Reason, Mr. Gilgallon will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Gilgallon’s base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Mr. Gilgallon, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Mr. Gilgallon’s employment is terminated by the Company without cause or by Mr. Gilgallon for Good Reason within twelve (12) months of a Change of Control, Mr. Gilgallon will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Gilgallon’s base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Mr. Gilgallon shall become vested and exercisable as of the date of termination for the remainder of their full term.

Outstanding Equity Awards at 2021 Fiscal Year-End

Name	Grant date (1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Shane J. Schaffer	12-7-2021	-	179,668	$6.00	12-7-2031
Laurie A. Myers	12-7-2021	-	67,376	$6.00	12-7-2031
Louis G. Van Horn	12-7-2021	-	67,376	$6.00	12-7-2031
Craig S. Gilgallon	12-7-2021	-	67,376	$6.00	12-7-2031

(1)	The options vest in four equal annual installments beginning on the one-year anniversary of the grant date.

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Director Compensation

In 2021, we did not maintain any standard fee arrangements for the non-employee members of our Board of Directors for their service as a director other than for reimbursement of reasonable expenses incurred in attending meetings of our Board of Directors and committees of the Board of Directors.

2021 Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(2)	Total ($)
Jeff Conroy	—	3,600	46,038	49,638
Patrick Gallagher	—	2,400	46,038	48,438
Gregg Givens	—	—	46,038	46,038
Jeff Hargroves	—	2,400	46,038	48,438
Curt Medeiros	—	—	46,038	46,038
Peter Werth	—	1,500	46,038	47,538

(1)

In April 2021, we granted PIUs to Messrs. Conroy (27,009), Gallagher (18,006), Hargroves (18,006) and Werth (11,254). These PIUs were intended to constitute profits interests for U.S. federal income tax purposes. We accounted for these awards under ASC Topic 718, Compensation – Stock Compensation (FASB ASC Topic 718), as equity classified awards. In connection with the Reorganization Merger, all outstanding PIU’s were exchanged for shares of Cingulate common stock. The exchange of PIU’s for common stock created a modification of the terms, character and rights of the PIU’s and achievement of performance was considered probable. This resulted in the Company recognizing a noncash modification charge, which charge was calculated based on the Company’s assessment of the fair value of the shares of Cingulate common stock on the date of the modification. The dollar value reflected in the table above reflects the fair value of the PIUs granted in 2021. See Note 8 to our consolidated financial statements for the year ended December 31, 2021 for additional information

(2)	The amounts reflect the grant date fair value of the non-qualified stock options awarded on December 7, 2021 in accordance with FASB ASC Topic 718. The fair market value of the option awards was determined using the Black-Scholes Model. See Note 10 to our consolidated financial statements for the year ended December 31, 2021 for the assumptions used in calculating the option awards. Each non-employee director held 8,983 non-qualified stock options as of December 31, 2021.

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2022 Director Compensation Program

Our Compensation Committee and Board of Directors approved a director compensation program for our non-employee directors, effective beginning January 1, 2022. This program provides for the following annual cash compensation:

●	Director retainer - $35,000

●	Committee chair retainer:
○	Audit - $15,000
○	Compensation - $10,000
○	Nominating and Corporate Governance - $8,000

●	Committee member retainer:
○	Audit - $7,500
○	Compensation - $5,000
○	Nominating and Corporate Governance - $4,000

If the Board of Directors appoints a lead independent director, that individual would receive an additional annual cash retainer equal to $20,000. All cash fees will be paid quarterly in arrears and shall be pro-rated based on the number of whole or partial months served during a calendar year. Although directors are not paid meeting fees, the lead independent director, if any, and the Chairman of the Compensation Committee may determine to pay meeting fees for one or more meetings to the extent the number of Board or committee meetings exceeds the typical number of meetings during the year. We will also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings.

Non-employee directors will receive an annual stock option award, which will vest in a single installment on the first anniversary of the date of grant. Each non-employee director received a non-qualified stock option award of 9,000 options on February 25, 2022. Newly appointed non-employee directors will receive an initial non-qualified stock option award of 12,000 options.

Dr. Schaffer, our Chief Executive Officer, serves as Chairman of our Board of Directors but does not receive additional compensation for his service as a director. See the Summary Compensation Table for a description of Dr. Schaffer’s 2021 compensation.

Equity Compensation Plan Information

In September 2021, our Board of Directors and stockholders adopted the 2021 Omnibus Equity Incentive Plan (the “Equity Plan”), which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our common stock and other types of awards. The general purpose of the Equity Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders.

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The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued pursuant to our equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)(2)
Equity compensation plans approved by security holders (1)	523,284	$6.00	562,876
Equity compensation plans not approved by security holders	—	$—	—
Total	523,284	$6.00	562,876

(1)	The amounts shown in this row include securities under the Equity Plan.
(2)	In accordance with the “evergreen” provision in our Equity Plan, an additional 841,650 shares of our common stock were automatically made available for issuance on the first day of 2022, which represents 5% of the number of fully-diluted shares outstanding on December 31, 2021 (rounded to the nearest 1,000 share increment). These shares are excluded from the shares disclosed in the table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of April 15, 2022 (unless otherwise noted) by:

●	each person or group known to us who beneficially owns more than 5% of our common stock;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or warrants held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

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Name of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class (2)

5% or Greater Stockholders
Sabby Volatility Warrant Master Fund, Ltd. (3)	886,254		7.84%
Matthew Brams, MD (4)	650,240		5.75%
Named Executive Officers and Directors
Shane J. Schaffer, Pharm.D.	890,828	(5)	7.83%
Laurie A. Myers	46,316	(6)	*
Louis G. Van Horn, MBA	156,606	(7)	1.38%
Craig S. Gilgallon, Esq.	196,287	(8)	1.73%
Jeff Conroy	4,949	(9)	*
Patrick Gallagher, MBA	68,358	(10)	*
Gregg Givens	115,818	(11)	1.02%
Jeff Hargroves	-54,143	(12)	*
Curt Medeiros	17,532	(13)	*
Peter J. Werth	901,880	(14)	7.97%
All Directors and Executive Officers as a group (12 persons)	3,570,189	(15)	31.28%

*	Denotes less than 1%.

(1)

Unless noted otherwise, the address of all listed stockholder is 1901 W. 47th Place, Kansas City, KS 66205. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

(2)	We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act, which is generally determined by voting power and/or investment power with respect to securities. Percentage ownership is based on 11,309,412 shares of common stock issued and outstanding as of April 15, 2022, plus any shares issuable upon exercise of options or warrants that are exercisable within 60 days of April 15, 2022 held by such person.

(3)

Based on the information provided in the Schedule 13G/A filed with the SEC on January 5, 2022. Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The principal address for Sabby Volatility Warrant Master Fund, Ltd. is 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The principal address for Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(4)	Dr. Brams is our Executive Vice President and Chief Medical Officer. Does not include 16,992 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

(5)

Includes (i) 66,500 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 807,828 shares of common stock held by Fountainhead Shrugged, LLC. Dr. Schaffer is the manager of Fountainhead Shrugged, LLC and has voting and investment power over the securities held by Fountainhead Shrugged, LLC. Does not include 247,168 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

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(6) (7)

Does not include 97,376 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

Includes 141,606 shares of common stock held by Louis G. Van Horn Trust, 12/23/19. Mr. Van Horn is the Trustee of Louis G. Van Horn Trust, 12/23/19 and has voting and investment power over the securities held by Louis G. Van Horn Trust, 12/23/19. Does not include 97,376 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

(8) (9) (10) (11)

Includes (i) 5,016 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 185,296 shares of common stock held by The Limerick Group, LLC . Mr. Gilgallon is the sole member of The Limerick Group, LLC and has voting and investment power over the securities held by Limerick Group, LLC. Does not include 97,376 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

Does not include 17,983 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

Does not include 17,983 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

Includes (i) 16,500 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 30,000 shares of common stock held by Mr. Givens’ children.. Does not include 17,983 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

(12)

Includes (i) 8,300 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 37,543 shares of common stock held by Hargroves Family Investments, LLC. Mr. Hargroves is the manager of Hargroves Family Investments, LLC and has voting and investment power over the securities held by Hargroves Family Investments, LLC. Does not include 17,983 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

(13) (14)

Does not include 17,983 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

Includes (i) 8,300 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 871,731 shares of common stock held by Werth Family Investment Associates. Mr. Werth is the manager of Werth Family Investment Associates LLC and has voting and investment power over the securities held by Werth Family Investment Associates LLC. Does not include 17,983 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

(15)	Does not include 674,678 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of April 15, 2022.

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TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2020 to which we have been a participant in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements.

Related Party Notes

On February 26, 2020, CTx issued a $314,000 promissory note (the “February Note”) to Matthew Brams, our Chief Medical Officer. On September 30, 2020, we issued a $40,000 promissory note (the “September Note”, and together with the February Note, the “Brams Notes”) to Mr. Brams. The Brams Notes accrued interest at the rate of 8% per annum. The principal of the Brams Notes and accrued interest thereon was convertible, at Dr. Brams’ option into preferred units of CTx at a Twenty-Five (25%) Percent discount to the offered unit price at the time of conversion. We had the right to prepay these notes without penalty or premium. On each of December 30, 2020 and July 1, 2020, we made a $100,000 repayment of the February Note. The February Note, which initially matured on February 24, 2021 was extended for an additional 12 months to February 24, 2022. The September Note, which initially matured on September 30, 2021 was extended to February 24, 2022. On July 1, 2021 we made a $100,000 payment on the February Note and on August 17, 2021, we made a $50,000 payment on the February Note. As of closing of our IPO, we owed $104,000 and $37,025 in principal and interest, respectively, on the Brams Notes, which were paid in full in December 2021with IPO proceeds.

On July 25, 2020, CTx issued a $100,000 promissory note (the “July Note”) to Raul R. Silva, our Executive Vice President and Chief Science Officer. The July Note accrued interest at the rate of 8% per annum. The principal of the July Note and accrued interest thereon was convertible, at Dr. Silva’s option into preferred units of CTx at a Twenty-Five (25%) Percent discount to the offered unit price at the time of conversion. We had the right to prepay this note without penalty or premium. The July Note, which initially matured on July 24, 2021, was extended for an additional seven months to February 24, 2022. As of the closing of our IPO, we owed $100,000 and $11,047 in principal and interest, respectively, on the July Note, which was paid in full in December 2021 with IPO proceeds.

On February 1, 2020, CTx issued a $500,000 promissory note to Dresch, Inc., a former CTx member (the “Member Note”, and together with the Brams Notes and the July Note, the “Related Party Notes”). Principal and interest of the Member Note was convertible upon lender’s notice into preferred units of CTx at the offered unit prices at the time of conversion. On September 30, 2020, $353,665 was converted to 246,096 Preferred Units of CTx at the current unit price in accordance with the terms of the Member Note leaving a note payable amount of $146,335. The Member Note, which initially matured on February 1, 2021 was extended for an additional 12 months to February 1, 2022. As of the closing of our IPO, we owed $146,335 and $39,941 in principal and interest, respectively, on the Member Note, which was paid in full in December 2021 with IPO proceeds.

Initial Public Offering

Patrick Gallagher, a member of our Board of Directors, is a Senior Managing Director at Laidlaw & Co. and a Managing Partner at Laidlaw Venture Partners. Laidlaw & Company (UK) Ltd. acted as co-lead book-running underwriter for our IPO, which closed December 10, 2021. The discounts and commissions paid to Laidlaw & Company (UK) Ltd. in connection with the IPO were approximately $500,000.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

We adopted policies and procedures for related party transactions that prohibit our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, or related parties, from entering into a transaction with us without the prior consent of our board of directors acting through the Audit committee or, in certain circumstances, the chairman of the Audit committee. Any request for us to enter into a transaction with a related party, in which the amount involved will, or may be expected to, exceed $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit committee, or in certain circumstances the chairman of our Audit committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related person’s interest in the transaction.

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PROPOSAL 2: RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2022, and has further recommended that our Board submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

A representatives of KPMG will attend the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Our independent registered public accounting firm is KPMG LLP, Kansas City, MO, Auditor Firm ID: 185. The following table summarizes the fees billed by KPMG for audit and other services provided to the Company for the fiscal years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees (1)	$1,100,000	$57,500
Audit-Related Fees	—	—
Tax Fees (2)	527,040	85,656
All Other Fees	—	—
Total	$1,627,040	$143,156

(1)	Audit fees consist of fees for our quarterly reviews and audits of our financial statements, and fees relating to our IPO (registration statement reviews and comfort letters).

(2)	Tax fees consist of fees for tax compliance services, including preparation and review of tax returns and general tax consulting services.

Pre-Approval Policy

The Audit Committee or its Chairman pre-approves audit and non-audit services to be rendered to the Company and establishes a dollar limit on the amount of fees the Company will pay for each category of services. Generally, management will submit to the Audit Committee a list of services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. The Audit Committee is informed from time to time of the non-audit services provided pursuant to the pre-approval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee or its Chairman. Any service pre-approved by the Chairman will be presented to the Audit Committee at its next regularly scheduled meeting. The Audit Committee also periodically reviews all non-audit services to ensure such services do not impair the independence of the Company’s independent registered public accounting firm. All fees incurred after our IPO in December 2021 have been pre-approved by our Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Cingulate Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2021 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2021.

2.

The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

3.	The Audit Committee has discussed with KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Gregg Givens, Chairman

Jeff Hargroves

Curt Medeiros

*The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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STOCKHOLDER PROPOSALS

Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In order for a stockholder proposal to be eligible to be included in the Company’s proxy statement and proxy card for the 2023 Annual Meeting of Stockholders, the proposal must (1) be received by the Company at its principal executive offices, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Craig S. Gilgallon, Secretary, on or before December 23, 2022, and (2) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company’s Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Director Nominations and Other Business to be Brought Before the 2023 Annual Meeting of Stockholders

Notice of any director nomination or the proposal of other business that you intend to present at the 2023 Annual Meeting of Stockholders, but do not intend to have included in the Company’s proxy statement and form of proxy relating to the 2023 Annual Meeting of Stockholders, must be received by the Company at its principal executive offices, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Craig S. Gilgallon, Secretary, not earlier than the close of business on February 8, 2023 and not later than the close of business on March 10, 2023. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the anniversary date of the 2022 Annual Meeting of Stockholders, the notice must be delivered to the Company not earlier than the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In addition, your notice must include the information required by the Company’s Bylaws with respect to each director nomination or proposal of other business that you intend to present at the 2023 Annual Meeting of Stockholders.

In addition to satisfying the foregoing requirements pursuant to the Company’s Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Cingulate’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 9, 2023.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Craig S. Gilgallon, Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 13, 2022. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Cingulate Inc., Attn: Craig S. Gilgallon, Secretary, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205 or by phone at (913) 942-2300. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Craig S. Gilgallon
Craig S. Gilgallon
Executive Vice President, General Counsel and Secretary

April 22, 2022 Kansas City, Kansas

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2022 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Patrick Gallagher	☐	☐	02 - Peter J. Werth	☐	☐

	For	Against	Abstain
2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

2 1 B V 5 3 8 3 9 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Important notice regarding the Internet availability of proxy materials for the 2022 Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/CING

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Cingulate Inc.

2022 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for the 2022 Annual Meeting — June 8, 2022

The undersigned hereby appoints Shane J. Schaffer and Louis G. Van Horn, or any of them, each with the full power of substitution, to represent and vote all shares of Cingulate Inc. common stock that the undersigned holds and is entitled to vote at the 2022 Annual Meeting of Stockholders of Cingulate Inc. to be held on June 8, 2022, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in the manner directed by the stockholder. If no direction is indicated, the proxies will have authority to vote FOR each of the nominees for director in Proposal 1 and FOR Proposal 2, and in their discretion upon such other matters as may properly come before the meeting.

This proxy is revocable at any time before it is exercised. The proxies cannot vote your shares unless you sign and return this card.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

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